Inventory	12 Months Ended
Dec. 31, 2021
Financial Debt
Disclosure of inventories [text block]

10.    Inventory

	As at December 31
(in EUR 000)	2021	2020
Work in progress	83	42
Finished goods	263	13
Total Inventory	346	55

The increase in inventory is due to increasing activities. For the year ended December 31, 2021 and 2020 the Company did not recognize any expenses for inventory write-offs since the inventory level as per year-end is expected to be sold in the foreseeable future.